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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                          Date of Report: July 30, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                                           56-0367025
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.        27408
(Address of principal executive offices)                 Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1 Press release issued by Cone Mills Corporation on July 30, 2003.



Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On July 30, 2003, Cone Mills Corporation issued a press release setting forth the second quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the fiscal quarter ended June 29, 2003, are also being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

99.1 Press release issued by Cone Mills Corporation on July 30, 2003.



Item 12.  Results of Operations and Financial Condition

Reference is made to Item 9. above and to Exhibit 99.1.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CONE MILLS CORPORATION
                                            (Registrant)




Date: July 30, 2003                         /s/Gary L. Smith
                                            Gary L. Smith
                                            Executive Vice President and
                                            Chief Financial Officer

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Exhibit
  No.      Description

 99.1      Press release issued by Cone Mills Corporation on July 30, 2003.